March 23, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2004
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            March 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 March 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            March 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 March 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          March 23, 2004



By: 		  __________________________________
Name:          /s/ Matt Pechulis
Title:         Vice President & Assistant Secretary



EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:             10-Mar-04
Determination Date:          11-Mar-04
Monthly Payment Date:        15-Mar-04
Collection Period Ending:    29-Feb-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  8,865,582.20
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      268,127.05
     Current Monthly Interest Shortfall/Excess                                                                           -22,356.54
     Recoup of Collection Expenses                                                                                       -14,628.31
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              9,096,724.40

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,386,378.94
     Amount of Interest Payments Received During the Collection Period                                                 1,408,735.48
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -22,356.54

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         7,500,025.52
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 7,367,259.20
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)              8,728.21
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   4,352.36
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,367,259.20
     Total Ending Reserve Balance                                                                                      7,380,339.77

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,408,735.48
     Scheduled Principal Payments Received                                                                             1,505,423.39
     Principal Prepayments Received                                                                                    5,951,423.33
     Total Interest and Principal Payments Received                                                                    8,865,582.20

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     276,389.30
     minus  Reasonable Expenses                                                                                            8,262.25
     Net Liquidation Proceeds                                                                                            268,127.05
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       268,127.05

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              9,133,709.25
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             207,377,783.91
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  86,407.41

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                          1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                    207,377,783.91
     Pool Balance as of the Current Accounting Date                                                                  199,349,102.67
     Age of Pool in Months                                                                                                       60

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          205,304,006.07
     Aggregate Note Balance as of Current Accounting Date                                                            197,355,611.64

b)

          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         50                       2,311,598.05                1.160%
     60-89 Days Delinquent         20                        835,860.03                 0.419%
     90-119 Days Delinquent        12                        407,910.39                 0.205%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       8                        571,834.52                 0.287%
     Cumulative Defaults          1141                     45,570,404.85                4.557%
     Cumulative Recoveries                                 18,829,212.94                1.883%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       571,834.52
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.057%
     Preceding Realized Losses                                                                                           705,038.55
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.071%
     Second Preceding Realized Losses                                                                                  1,215,343.80
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.122%
     Cumulative Realized Losses                                                                                       26,741,191.91
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.674%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.19934842
    Note Pool Factor                                                                                                     0.19735561

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   86,407.41
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                                 0.00
     Class A-5                                                                                                           477,291.58
     Class A-6                                                                                                           322,902.77
     Class B                                                                                                             132,500.00
     Class C                                                                                                             120,500.00

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                                0.00              0.00           0.00
     Class A-5                                                                       95,938,006.07      7,948,394.43  87,989,611.64
     Class A-6                                                                       64,366,000.00              0.00  64,366,000.00
     Class B                                                                         25,000,000.00              0.00  25,000,000.00
     Class C                                                                         20,000,000.00              0.00  20,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       80,286.81
    Excess Spread Received                                                                                               -71,558.60


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.86%
    Weighted Average Remaining Maturity (WAM)                                                                                   115


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           9,096,724.40
Plus:     Trustee Fee                                                                                                      1,041.67

TOTAL WIRE TO CHASE                                                                                                    9,097,766.07

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                       0.00


EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:             10-Mar-04
Determination Date:          11-Mar-04
Monthly Payment Date:        15-Mar-04
Collection Period Ending:    29-Feb-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,065,359.99
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      236,151.74
     Current Monthly Interest Shortfall/Excess                                                                           -21,443.49
     Recoup of Collection Expenses                                                                                       -14,410.69
     Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Rese     314,371.40
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,580,028.95

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        726,804.04
     Amount of Interest Payments Received During the Collection Period                                                   748,247.53
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -21,443.49

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%          11,000,002.18
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                10,560,755.44
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     314,371.40
     Reserve Account Investment Earnings                                                                                   6,324.21
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,560,755.44
     Total Ending Reserve Balance                                                                                     10,252,708.25

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          748,247.53
     Scheduled Principal Payments Received                                                                               793,550.31
     Principal Prepayments Received                                                                                    2,523,562.15
     Total Interest and Principal Payments Received                                                                    4,065,359.99

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     303,640.90
     minus  Reasonable Expenses                                                                                           67,489.16
     Net Liquidation Proceeds                                                                                            236,151.74
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       236,151.74

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,301,511.73
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             115,678,077.05
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  48,199.20

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    115,678,077.05
     Pool Balance as of the Current Accounting Date                                                                  111,671,529.04
     Age of Pool in Months                                                                                                       58

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          113,364,515.51
     Aggregate Note Balance as of Current Accounting Date                                                            109,438,098.46

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         21                        501,859.31                 0.449%
     60-89 Days Delinquent          8                        425,811.90                 0.381%
     90-119 Days Delinquent         6                        594,589.64                 0.532%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       9                        689,435.55                 0.617%
     Cumulative Defaults           402                     19,707,131.34                3.583%
     Cumulative Recoveries                                  9,602,433.90                1.746%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       689,435.55
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.125%
     Preceding Realized Losses                                                                                           352,378.80
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.064%
     Second Preceding Realized Losses                                                                                    659,032.62
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.120%
     Cumulative Realized Losses                                                                                       10,104,697.44
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.837%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.20303910
    Note Pool Factor                                                                                                     0.19897836

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                            23,573.78
     Class A-5                                                                                                           299,946.45
     Class B                                                                                                             190,575.00
     Class C                                                                                                             139,516.67

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                        4,365,515.51      3,926,417.05     439,098.46
     Class A-5                                                                       53,999,000.00              0.00  53,999,000.00
     Class B                                                                         33,000,000.00              0.00  33,000,000.00
     Class C                                                                         22,000,000.00              0.00  22,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       80,130.96
    Excess Spread Received                                                                                              -394,502.36


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.29%
    Weighted Average Remaining Maturity (WAM)                                                                                   134


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,580,028.95
Plus:     Trustee Fee                                                                                                      1,041.67
Less:    Reserve Withdrawl                                                                                               314,371.40
TOTAL WIRE TO CHASE                                                                                                    4,266,699.22

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                       0.00



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:             10-Mar-04
Determination Date:          11-Mar-04
Monthly Payment Date:        15-Mar-04
Collection Period Ending:    29-Feb-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,752,790.86
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      139,931.23
     Current Monthly Interest Shortfall/Excess                                                                            -3,984.31
     Recoup of Collection Expenses                                                                                        -4,319.10
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,884,418.68

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        733,807.46
     Amount of Interest Payments Received During the Collection Period                                                   737,791.77
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                             -3,984.31

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 2,312,491.16
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            106,969.57
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   1,519.51
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,312,491.16
     Total Ending Reserve Balance                                                                                      2,420,980.24

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          737,791.77
     Scheduled Principal Payments Received                                                                               843,852.47
     Principal Prepayments Received                                                                                    3,171,146.62
     Total Interest and Principal Payments Received                                                                    4,752,790.86

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     148,325.64
     minus  Reasonable Expenses                                                                                            8,394.41
     Net Liquidation Proceeds                                                                                            139,931.23
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       139,931.23

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,892,722.09
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             106,906,685.65
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  44,544.45

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                             708.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    106,906,685.65
     Pool Balance as of the Current Accounting Date                                                                  102,790,621.96
     Age of Pool in Months                                                                                                       56

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          105,837,618.79
     Aggregate Note Balance as of Current Accounting Date                                                            101,762,715.74

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         33                        483,767.38                 0.471%
     60-89 Days Delinquent          7                        439,529.82                 0.428%
     90-119 Days Delinquent         7                        280,826.02                 0.273%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       9                        101,064.60                 0.098%
     Cumulative Defaults           436                     15,953,731.15                4.260%
     Cumulative Recoveries                                  7,091,166.36                1.893%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       101,064.60
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.027%
     Preceding Realized Losses                                                                                           835,605.16
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.223%
     Second Preceding Realized Losses                                                                                    311,447.41
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.083%
     Cumulative Realized Losses                                                                                        8,862,564.79
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.366%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.27445156
    Note Pool Factor                                                                                                     0.27170706

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   90,402.45
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                                 0.00
     Class A-5                                                                                                           192,302.95
     Class A-6                                                                                                           314,456.13
     Class B                                                                                                              55,943.93
     Class C                                                                                                              49,440.60

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                                0.00              0.00           0.00
     Class A-5                                                                       34,136,618.79      4,074,903.05  30,061,715.74
     Class A-6                                                                       54,847,000.00              0.00  54,847,000.00
     Class B                                                                          9,363,000.00              0.00   9,363,000.00
     Class C                                                                          7,491,000.00              0.00   7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                       41,160.64
    Excess Spread Received                                                                                                65,808.93


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.90%
    Weighted Average Remaining Maturity (WAM)                                                                                   124


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,884,418.68
Plus:     Trustee Fee                                                                                                        708.33

TOTAL WIRE TO CHASE                                                                                                    4,885,127.01

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                       0.00



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:             10-Mar-04
Determination Date:          11-Mar-04
Monthly Payment Date:        15-Mar-04
Collection Period Ending:    29-Feb-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  8,958,491.99
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      584,019.51
     Current Monthly Interest Shortfall/Excess                                                                            32,063.73
     Recoup of Collection Expenses                                                                                        11,002.91
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              9,585,578.14

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,597,014.57
     Amount of Interest Payments Received During the Collection Period                                                 1,564,950.84
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                             32,063.73

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
     Beginning Reserve Account Balance                                                                                 3,528,299.88
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            439,867.34
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   2,836.78
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,528,299.88
     Total Ending Reserve Balance                                                                                      3,971,004.00

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,564,950.84
     Scheduled Principal Payments Received                                                                             1,212,329.39
     Principal Prepayments Received                                                                                    6,181,211.76
     Total Interest and Principal Payments Received                                                                    8,958,491.99

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     673,916.10
     minus  Reasonable Expenses                                                                                           89,896.59
     Net Liquidation Proceeds                                                                                            584,019.51
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       584,019.51

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              9,542,511.50

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             224,391,539.64
     multiplied by Servicer Fee Rate                                                                                          0.75%
     divided by Months per Year                                                                                                   0
    SERVICING FEE AMOUNT                                                                                                 140,244.71




VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                    224,391,539.64
     Pool Balance as of the Current Accounting Date                                                                  216,695,543.62
     Age of Pool in Months                                                                                                       28

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          224,391,539.64
     Aggregate Note Balance as of Current Accounting Date                                                            216,695,543.62

b)

          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         49                          1,762,850.02             0.814%
     60-89 Days Delinquent         19                            670,634.58             0.309%
     90-119 Days Delinquent        18                            518,381.79             0.239%
     120+ Days Delinquent           0                                  0.00             0.000%
     Defaults for Current Per      13                            302,454.87             0.140%
     Cumulative Defaults           379                        15,160,305.07             2.863%
     Cumulative Recoveries                                     6,069,038.67             1.146%


    Current Period Realized Losses
     Current Month Realized Losses                                                                                       302,454.87
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.140%
     Preceding Realized Losses                                                                                         1,126,314.50
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.213%
     Second Preceding Realized Losses                                                                                    418,683.42
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.079%
     Cumulative Realized Losses                                                                                        9,091,266.40
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.717%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.40927093
    Note Pool Factor                                                                                                     0.39929159

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  140,244.71
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                            58,031.58
     Class A-4                                                                                                           448,875.00
     Class A-5                                                                                                           373,205.42
     Class B                                                                                                             106,255.75
     Class C                                                                                                              52,993.50
     Class D                                                                                                              85,352.08

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                       14,691,539.64      7,695,996.02   6,995,543.62
     Class A-4                                                                       95,000,000.00              0.00  95,000,000.00
     Class A-5                                                                       72,350,000.00              0.00  72,350,000.00
     Class B                                                                         19,830,000.00              0.00  19,830,000.00
     Class C                                                                          9,270,000.00              0.00   9,270,000.00
     Class D                                                                         13,250,000.00              0.00  13,250,000.00


c)  Excess Spread Received                                                                                               184,756.74



VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             9.21%
    Weighted Average Remaining Maturity (WAM)                                                                                147.55


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                                9,400,821.40


TOTAL WIRE TO HSBC                                                                                                     9,400,821.40

Amount Due To Servicer                                                                                                   184,756.74

